UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 21, 2010

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

(Former name or former address, if changed since last report.):	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

Aetna Inc.’s (“Aetna’s”) Annual Meeting of Shareholders was held on May 21, 2010.  Shareholders voted on the matters set forth below.

1. Election of Director nominees.  Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frank M. Clark	216,215,370	130,325,921	7,033,282	22,409,398
Betsy Z. Cohen	208,041,942	138,049,202	7,483,429	22,409,398
Molly J. Coye, M.D.	349,359,559	3,635,852	579,162	22,409,398
Roger N. Farah	214,582,479	131,939,856	7,052,238	22,409,398
Barbara H. Franklin	224,023,487	122,561,924	6,989,162	22,409,398
Jeffrey E. Garten	225,505,001	121,038,696	7,030,876	22,409,398
Earl G. Graves	336,873,263	16,102,161	599,149	22,409,398
Gerald Greenwald	346,586,964	6,352,571	635,038	22,409,398
Ellen M. Hancock	347,032,217	5,927,354	615,002	22,409,398
Richard J. Harrington	349,052,099	3,935,578	586,896	22,409,398
Edward J. Ludwig	339,794,470	13,209,205	570,898	22,409,398
Joseph P. Newhouse	334,939,414	17,583,037	1,052,122	22,409,398
Ronald A. Williams	341,778,216	11,255,673	540,684	22,409,398

2. The proposal to approve the appointment of KPMG LLP as the independent registered public accounting firm for Aetna and its subsidiaries for 2010 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
370,251,150	5,326,463	406,358	None

3. The proposal to approve the proposed Aetna Inc. 2010 Stock Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
290,094,006	62,733,843	746,724	22,409,398

4. The proposal to approve the proposed Aetna Inc. 2010 Non-Employee Director Compensation Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
317,989,625	34,590,164	994,784	22,409,398

5. The proposal to approve the continued use of certain performance criteria under the Aetna Inc. 2001 Annual Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
364,101,069	10,413,494	1,469,408	None

6. A shareholder proposal relating to cumulative voting in the election of Directors was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,186,183	230,258,582	1,129,808	22,409,398

7. A shareholder proposal to adopt a policy that the Chairman of Aetna’s Board of Directors be an independent director who has not previously served as an executive officer of Aetna was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,173,867	191,376,646	1,024,060	22,409,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 24, 2010	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer